Section 4: EX - 99.3 (SUPPLEMENTAL INFORMATION FOR THE THREE MONTHS ENDED JUNE 30, 2012)

Exhibit 99.3

2Q | 2012

Supplemental Information
FURNISHED AS OF JULY 31, 2012 (UNAUDITED)

Table of Contents

3	SCHEDULE 1 -	Corporate Information

5	SCHEDULE 2 -	Historical Reconciliation of FFO

6	SCHEDULE 3 -	Selected Balance Sheet Information

7	SCHEDULE 4 -	Investment Progression

8	SCHEDULE 5 -	Investment Activity

9	SCHEDULE 6 -	Investment by Type and Geographic Location

10	SCHEDULE 7 -	Square Feet Owned and/or Managed

12	SCHEDULE 8 -	Lease and Occupancy Information

14	SCHEDULE 9 -	Same Store NOI

15	SCHEDULE 10 -	Components of Net Asset Value
Copies of this report may be obtained at www.healthcarerealty.com or by contacting Investor Relations at 615.269.8175 or communications@healthcarerealty.com.
In addition to the historical information contained within, the matters discussed in this report may contain forward-looking statements that involve estimates, assumptions, risks and uncertainties. These risks are discussed in filings with the Securities and Exchange Commission by Healthcare Realty Trust, including its Annual Report on Form 10-K for the year ended December 31, 2011 under the heading “Risk Factors,” and as updated in its Quarterly Reports on Form 10-Q filed thereafter. Forward-looking statements represent the Company’s judgment as of the date of this report. The Company disclaims any obligation to update these estimates, assumptions and other forward-looking material.

HEALTHCARE REALTY I 2	2Q I 2012 SUPPLEMENTAL INFORMATION

SCHEDULE 1
Corporate Information

Healthcare Realty Trust is a real estate investment trust that integrates owning, managing, financing and developing income-producing real estate properties associated primarily with the delivery of outpatient healthcare services throughout the United States. The Company had investments of approximately $2.9 billion in 205 real estate properties and mortgages as of June 30, 2012. The Company’s 198 owned real estate properties are located in 28 states and total approximately 13.5 million square feet. The Company provides property management services to approximately 10.3 million square feet nationwide.

A |	Corporate Headquarters
Healthcare Realty Trust Incorporated
3310 West End Avenue, Suite 700
Nashville, Tennessee 37203
Phone: 615.269.8175
Fax: 615.269.8461
E-mail: communications@healthcarerealty.com
Website: www.healthcarerealty.com

B |	Executive Officers

David R. Emery	Chairman of the Board and Chief Executive Officer
John M. Bryant, Jr.	Executive Vice President and General Counsel
Scott W. Holmes	Executive Vice President and Chief Financial Officer
Todd J. Meredith	Executive Vice President - Investments
B. Douglas Whitman, II	Executive Vice President - Corporate Finance

C |	Board of Directors

David R. Emery	Chairman of the Board and Chief Executive Officer, Healthcare Realty Trust Incorporated

Errol L. Biggs, Ph.D.	Director, Graduate Programs in Health Administration, University of Colorado

C. Raymond Fernandez, M.D.	Former Chief Executive Officer, Piedmont Clinic (Retired)

Batey M. Gresham, Jr.	Founder, Gresham Smith & Partners (Retired)

Edwin B. Morris III	Managing Director, Morris & Morse Company, Inc.

J. Knox Singleton	President and Chief Executive Officer, Inova Health System

Bruce D. Sullivan	Former Audit Partner, Ernst & Young LLP (Retired)

Roger O. West	Former General Counsel, Healthcare Realty Trust Incorporated (Retired)

Dan S. Wilford	Former President and Chief Executive Officer, Memorial Hermann Healthcare System (Retired)

HEALTHCARE REALTY I 3	2Q I 2012 SUPPLEMENTAL INFORMATION

SCHEDULE 1 (CONTINUED)
Corporate Information

D |	Professional Services
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BDO USA, LLP
414 Union Street, Suite 1800, Nashville, Tennessee 37219
TRANSFER AGENT
Wells Fargo N.A., Shareowner Services
161 North Concord Exchange, South St. Paul, Minnesota 55075-1139

E |	Stock Exchange, Symbol and CUSIP Number

SECURITY DESCRIPTION	STOCK EXCHANGE	SYMBOL	CUSIP NUMBER
Common Stock	NYSE	HR	421946104
Senior Notes due 2014	OTC	HR	421946AF1
Senior Notes due 2017	OTC	HR	42225BAA44
Senior Notes due 2021	OTC	HR	421946AG9

F |	Dividend Reinvestment Plan
Through the Company’s transfer agent, Wells Fargo, named shareholders of record can re-invest dividends in shares at a 5% discount and may also purchase up to $60,000 of HR common stock per calendar year without a service or sales charge. For information, write Wells Fargo Shareowner Services, P.O. Box 64856, St. Paul, MN 55164-0856, or call 1.800.468.9716. Information may also be obtained at the transfer agent’s website, www.shareowneronline.com.

G |	Direct Deposit of Dividends
Direct deposit of dividends is offered as a convenience to shareholders of record. For information, write Wells Fargo Shareowner Services, P.O. Box 64856, St. Paul, MN 55164-0856, or call 1.800.468.9716. Information may also be obtained at the transfer agent’s website, www.shareowneronline.com.

H |	Dividends Declared
On July 31, 2012, the Company declared a dividend of $0.30 per share, payable on August 31, 2012 to stockholders of record on August 16, 2012.

I |	Analyst Coverage

BMO Capital Markets Corp.	KeyBanc Capital Markets Inc.

Cowen & Co. LLC	RBC Capital Markets Corp

Davenport & Co. LLC	Robert W. Baird & Co.

Deutsche Bank Securities Inc.	Sandler O’Neil & Partners LP

Green Street Advisors, Inc.	Stifel Nicolaus & Co

J.J.B. Hilliard W.L. Lyons LLC	UBS Investment Bank

J.P. Morgan Securities LLC	Wells Fargo Securities LLC

JMP Securities LLC

HEALTHCARE REALTY I 4	2Q I 2012 SUPPLEMENTAL INFORMATION

SCHEDULE 2
Historical Reconciliation of FFO (1) (2)
(dollars in thousands, except for share data)

	2012		2011
	Q2	Q1	Q4	Q3	Q2 (3)
Net Income Attributable to Common Stockholders	$2,908	$3,134	$2,916	$647	$2,011
Gain on sales of real estate properties	(3)	(3,428)	(5,642)	(1,357)	—
Impairments	167	4,170	4,999	1,551	—
Real estate depreciation and amortization	23,467	23,428	23,062	21,709	20,410
Total adjustments	23,631	24,170	22,419	21,903	20,410
Funds From Operations	$26,539	$27,304	$25,335	$22,550	$22,421
Termination fee received upon disposal of a real estate asset	—	(1,500)	—	—	—
Write-off of deferred financing costs upon renewal of line of credit facility	—	—	393	—	—
Seasonal utilities	—	—	—	1,300	—
Acquisition costs	—	109	199	400	299
Normalized Funds From Operations	$26,539	$25,913	$25,927	$24,250	$22,720
Funds From Operations Per Common Share—Diluted	$0.34	$0.35	$0.33	$0.29	$0.31
Normalized Funds From Operations Per Common Share—Diluted	$0.34	$0.33	$0.33	$0.31	$0.31
Weighted Average Common Shares Outstanding—Diluted	77,712,493	77,641,042	77,474,951	77,177,114	73,149,232

(1)
Funds from operations (“FFO”) and FFO per share are operating performance measures adopted by the National Association of Real Estate Investment Trusts, Inc. (“NAREIT”). NAREIT defines FFO as the most commonly accepted and reported measure of a REIT’s operating performance equal to “net income (computed in accordance with GAAP), excluding gains (or losses) from sales of property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures.” The SEC indicated in 2003 that impairment charges (losses) could not be added back to net income attributable to common stockholders in calculating FFO. However, in late October 2011, NAREIT issued an alert indicating that the SEC staff recently advised NAREIT that it currently takes no position on the matter of whether impairment charges should be added back to net income to compute FFO, and NAREIT affirmed its original definition of FFO. The Company follows the NAREIT definition to exclude impairment charges and all prior periods have been restated to agree with the current presentation.

(2)
FFO does not represent cash generated from operating activities determined in accordance with accounting principals generally accepted in the United States of America and are not necessarily indicative of cash available to fund cash needs. FFO should not be considered alternatives to net income attributable to common stockholders as indicators of the Company's operating performance or as alternatives to cash flow as measures of liquidity.

(3)	Normalization was not previously reported. Adjustments have been reflected in accordance with the current presentation.

HEALTHCARE REALTY I 5	2Q I 2012 SUPPLEMENTAL INFORMATION

SCHEDULE 3
Selected Balance Sheet Information
(dollars in thousands)

	2012		2011
	Q2	Q1	Q4	Q3	Q2	Q1
Real estate properties, gross (1)	$2,768,273	$2,792,768	$2,788,618	$2,770,741	$2,615,248	$2,597,963
Real estate properties, net (1)	2,222,596	2,252,407	2,271,871	2,264,397	2,128,676	2,092,179
Construction in progress	34,180	36,035	86,328	155,489	104,741	98,590
Mortgage notes receivable	118,059	112,767	97,381	94,588	122,603	88,171
Assets held for sale and discontinued operations, net	12,921	13,762	28,650	16,519	16,485	16,694
Total assets	2,472,324	2,503,654	2,521,022	2,487,573	2,386,181	2,296,712
Notes and bonds payable (2)	1,395,600	1,418,571	1,393,537	1,349,882	1,251,629	1,293,086
Total equity	966,195	985,727	1,004,806	1,022,578	1,016,828	902,447

(1)	Includes construction in progress.

(2)	Summary of Indebtedness:

	Balance as of 6/30/2012	Months to Maturity	Effective Interest Rate
Senior Notes due 2014, net of discount	$264,445	21	5.19%
Senior Notes due 2017, net of discount	298,594	55	6.62%
Senior Notes due 2021, net of discount	397,178	103	5.86%
Total Senior Notes Outstanding	960,217	59	5.91%
Unsecured credit facility due 2015	216,000	40	1.75%
Mortgage notes payable, net	219,383	57	6.27%
Total Outstanding Notes and Bonds Payable	$1,395,600	57	5.32%

HEALTHCARE REALTY I 6	2Q I 2012 SUPPLEMENTAL INFORMATION

SCHEDULE 4
Investment Progression (1)
(dollars in thousands)

CONSTRUCTION IN PROGRESS

	Number of Properties	Three Months Ended 6/30/2012	Number of Properties	Six Months Ended 6/30/2012
Balance at beginning of period	1	$36,035	3	$86,328
Fundings on projects in existence at the beginning of the period	—	2,144	—	5,599
Deconsolidation of variable interest entity	—	—	(1)	(38,193)
Completions (2)	—	(3,999)	(1)	(19,554)
Balance at end of period	1	$34,180	1	$34,180

REAL ESTATE PROPERTIES

	Number of Properties	Three Months Ended 6/30/2012	Number of Properties	Six Months Ended 6/30/2012
Balance at beginning of period	201	$2,756,733	198	$2,702,290
Acquisitions (3)	1	10,683	3	32,020
Land purchased on ground leased building	—	—	—	1,125
Additions/Improvements	—	12,195	—	28,621
Completions (CIP) (2)	—	3,999	1	19,554
Dispositions (4)	(5)	(49,517)	(5)	(49,517)
Balance at end of period	197	$2,734,093	197	$2,734,093

MORTGAGE NOTES RECEIVABLE

	Number of Properties	Three Months Ended 6/30/2012	Number of Properties	Six Months Ended 6/30/2012
Balance at beginning of period	7	$112,767	7	97,381
Fundings of new seller-financed mortgages (4)	1	3,750	3	11,200
Fundings on mortgages in existence at the beginning of the period	—	15,908	—	28,550
Repayments (5)	(1)	(4,500)	(3)	(9,199)
Principal reduction due to acquisition (3)	(1)	(9,859)	(1)	(9,859)
Scheduled principal payments	—	(7)	—	(14)
Balance at end of period	6	$118,059	6	$118,059

(1)	Balances exclude investments in one unconsolidated joint venture and properties classified as held for sale.

(2)	During the second quarter of 2012, the Company completed construction and placed into service the parking garage associated with the medical office building under construction in Texas.

(3)
During the second quarter of 2012, the Company acquired a medical office building in Texas and upon acquisition, the mortgage note receivable secured by this property, also held by the Company, was repaid.

(4)	During the second quarter of 2012, the Company disposed of five properties in Florida and financed a mortgage note receivable upon the sale of the medical office buildings in Florida.

(5)	During the second quarter of 2012, a mortgage note receivable secured by a medical office building in Texas was repaid in full.

HEALTHCARE REALTY I 7	2Q I 2012 SUPPLEMENTAL INFORMATION

SCHEDULE 5
Investment Activity (1)
(dollars in thousands)
2012 Investment Activity

Location	Property Type	Investment Type	Closing	Total Amount Funded Through 6/30/2012	Approximate Square Feet	Aggregate Leased %
Aberdeen, SD	MOB	Acquisition	1/20/2012	$14,984	58,285	100%
Charlotte, NC	MOB	Acquisition	2/10/2012	6,353	23,312	100%
San Antonio, TX	MOB	Acquisition	5/23/2012	10,683	76,484	100%
Total				$32,020	158,081	100%
Historical Investment Activity

	Acquisitions (2)	Mortgage Funding	Construction Mortgage Funding	Development Funding	Total
2008	$315,665	$—	$36,970	$74,085	$426,720
2009	70,664	9,900	10,616	85,120	176,300
2010	301,600	3,700	20,740	63,301	389,341
2011	150,312	40,000	61,931	79,375	331,618
2012	22,161	—	28,550	5,599	56,310
Total	$860,402	$53,600	$158,807	$307,480	$1,380,289
% of Total	62.3%	3.9%	11.5%	22.3%	100.0%
Development Properties

	Properties	Amount Funded 2Q 2012	Total Amount Funded Through 6/30/2012	Estimated Remaining Budget	Estimated Total Budget (4)	Approximate Square Feet	Aggregate Leased %	2Q 2012 Adjusted Aggregate NOI /Interest (5)
Construction in progress	1	$2,169	$9,009	$4,950	$13,959	96,433	40%	NA
Construction mortgage loans	2	15,597	68,694	133,920	202,614	386,000	100%	$978
Stabilization in progress	11	6,979	379,494	16,532	396,026	1,185,863	51%	(423)
Land held for development (3)	—	NA	25,171	—	—	—	—	NA
Total	14	$24,745	$482,368	$155,402	$612,599	1,668,296	62%	$555

(1)	Represents real estate. Refer to Form 10-Q Footnote 3 for more information on the Company’s acquisitions.

(2)	Net of mortgage notes receivable payoffs upon acquisition.

(3)	Included in construction in progress on the Company’s Condensed Consolidated Balance Sheets.

(4)
The estimated total budget for the development properties reflects the original budget including estimated tenant improvement allowances but does not include any estimate of excess tenant improvement cost financing by the Company. To the extent actual amounts funded for the development properties reflect excess tenant improvement costs financed by the Company, the estimated remaining fundings could be greater than the amount budgeted.

(5)
Aggregate NOI for the second quarter of 2012 for the properties in stabilization was $0.1 million. Adjusted aggregate NOI excludes the effects of items recorded in the second quarter of 2012 for real estate taxes and operating expense billings associated with prior periods.

HEALTHCARE REALTY I 8	2Q I 2012 SUPPLEMENTAL INFORMATION

SCHEDULE 6
Investment by Type and Geographic Location (1)
(dollars in thousands)

	MOB/Outpatient (84.5%)				Inpatient (13.0%)			Other (2.5%)
	Stabilized Properties	Development Properties		Mortgages	Rehab	Surgical	Mortgages	Other	Mortgages	Total	% of Total
		Stabilization	CIP
Texas	$580,728	$67,955	$9,009	$2,950	$23,539	$92,000	$—	$—	$—	$776,181	27.0%
Virginia	190,750							11,826		202,576	7.1%
Tennessee	162,821							7,874		170,695	5.9%
North Carolina	150,343									150,343	5.2%
Florida	125,515			6,415	11,703					143,633	5.0%
Indiana	99,849					43,406				143,255	5.0%
Washington	59,529	76,598								136,127	4.7%
Pennsylvania	10,798				120,422					131,220	4.6%
Colorado	49,861	77,510								127,371	4.4%
Iowa	86,838								40,000	126,838	4.4%
California	114,091				12,688					126,779	4.4%
Hawaii	23,423	91,424								114,847	4.0%
Arizona	35,033	40,008			16,012					91,053	3.2%
Missouri	43,386						36,258			79,644	2.8%
Illinois	37,291	25,999								63,290	2.2%
Alabama	21,046				17,722			9,612		48,380	1.7%
Oklahoma				32,436						32,436	1.1%
Washington, DC	29,745									29,745	1.0%
Other (11 states)	151,944									151,944	5.3%
Sub-total	$1,972,991	$379,494	$9,009	$41,801	$202,086	$135,406	$36,258	$29,312	$40,000	$2,846,357	99.0%
Land held for development			25,171							25,171	0.9%
Unconsolidated joint venture								1,266		1,266	0.1%
Total Investments	$1,972,991	$379,494	$34,180	$41,801	$202,086	$135,406	$36,258	$30,578	$40,000	$2,872,794	100.0%
Percent of $ Invested	68.6%	13.2%	1.2%	1.5%	7.0%	4.7%	1.3%	1.1%	1.4%	100.0%
Number of Investments	168	11	1	4	12	2	1	5	1	205

(1)	Excludes gross assets held for sale totaling $29.5 million and corporate property totaling $14.8 million.

HEALTHCARE REALTY I 9	2Q I 2012 SUPPLEMENTAL INFORMATION

SCHEDULE 7
Square Feet Owned and/or Managed (1)
BY STATE, OWNED PROPERTIES

	Number of Properties	Managed by HR	Managed by Third Party	Development Properties SIP	Development Properties CIP	Single-Tenant Net Leases	Total	Percent
Texas	49	3,017,770	302,094	246,717	96,433	337,771	4,000,785	29.8%
Tennessee	16	1,260,260				75,000	1,335,260	9.9%
Virginia	15	553,532	136,427			334,454	1,024,413	7.6%
North Carolina	15	747,603					747,603	5.5%
Florida	13	447,550	148,507			108,330	704,387	5.2%
Indiana	5		382,695			175,999	558,694	4.1%
California	10	488,955				63,000	551,955	4.1%
Colorado	7	192,280		347,771			540,051	4.0%
Pennsylvania	7	63,914				468,606	532,520	4.0%
Arizona	10	202,082		179,963		51,903	433,948	3.2%
Washington	5	73,548		191,051		159,071	423,670	3.1%
Iowa	9	265,063				104,117	369,180	2.7%
Illinois	4	148,055		95,436		110,000	353,491	2.6%
Alabama	6	120,192	129,294			95,500	344,986	2.6%
Hawaii	3	173,502		124,925			298,427	2.2%
Michigan	3	199,749					199,749	1.5%
Missouri	5	177,039				13,478	190,517	1.4%
Washington, DC	2	182,836					182,836	1.4%
Louisiana	2		136,155				136,155	1.0%
Other (9 states)	12	339,067	131,361			79,034	549,462	4.1%
Total	198	8,652,997	1,366,533	1,185,863	96,433	2,176,263	13,478,089	100.0%
BY MARKET

		Square Feet	Percent			Square Feet	Percent
1	Dallas-Ft. Worth, TX	2,314,184	17.2%	12	Des Moines, IA	369,180	2.7%
2	Nashville, TN	812,608	6.0%	13	Chicago, IL	353,491	2.6%
3	Charlotte, NC	787,404	5.8%	14	Seattle-Bellevue, WA	332,109	2.5%
4	Houston, TX	729,712	5.4%	15	Honolulu, HI	298,427	2.2%
5	San Antonio, TX	689,764	5.1%	16	Phoenix, AZ	288,511	2.1%
6	Indianapolis, IN	558,694	4.1%	17	Washington, DC	241,739	1.8%
7	Richmond, VA	558,209	4.1%	18	Tampa, FL	236,796	1.8%
8	Los Angeles, CA	551,955	4.1%	19	Miami, FL	215,980	1.6%
9	Denver-Colorado Springs, CO	540,051	4.0%	20	Austin, TX	206,125	1.5%
10	Roanoke, VA	466,204	3.5%		Other (30 Markets)	2,502,640	18.8%
11	Memphis, TN	424,306	3.1%		Total	13,478,089	100.0%

(1)	Mortgage notes receivable, an investment in one unconsolidated joint venture and assets classified as held for sale are excluded.

HEALTHCARE REALTY I 10	2Q I 2012 SUPPLEMENTAL INFORMATION

Schedule 7 (CONTINUED)
Square Feet Owned and/or Managed (1)
BY FACILITY TYPE, OWNED PROPERTIES

	Managed by HR	Managed by Third Party	Stabilization in Progress	Construction in Progress	Single-tenant Net Leases	Total Owned	Percent of Total Owned	Third Party Managed by HR	Total
Medical office/outpatient (2)	8,652,997	1,110,812	1,185,863	96,433	982,016	12,028,121	89.2%	443,886	12,472,007
Inpatient Rehab					829,077	829,077	6.2%		829,077
Inpatient Surgical					273,770	273,770	2.0%		273,770
Other		255,721			91,400	347,121	2.6%		347,121
Total Square Feet	8,652,997	1,366,533	1,185,863	96,433	2,176,263	13,478,089	100.0%	443,886	13,921,975
Percent of Total Square Footage	64.3%	10.1%	8.8%	0.7%	16.1%	100.0%
Total Number of Properties (1)	132	18	11	1	36	198
BY OCCUPANT

Occupants Greater than 1%	Medical Office/ Outpatient	Inpatient Rehab	Inpatient Surgical	Other	Total	% of Total Sq. Feet
Baylor Health Care System	888,465		156,245		1,044,710	7.8%
HealthSouth		647,560			647,560	4.8%
Carolinas Healthcare System	603,587				603,587	4.5%
HCA	392,306			16,400	408,706	3.0%
Catholic Health Initiatives	354,771				354,771	2.6%
Bon Secours	225,418				225,418	1.7%
Ascension Health Care System	227,004				227,004	1.7%
OrthoIndy	58,474		117,525		175,999	1.3%
Indiana University Health	173,379				173,379	1.3%
All Other Occupants Less than 1%	9,104,717	181,517		330,721	9,616,955	71.3%
Total Square Feet	12,028,121	829,077	273,770	347,121	13,478,089	100.0%
BY BUILDING SQUARE FOOTAGE

Size Range by Square Feet	% of Total	Total Square Footage	Average Square Feet	Number of Properties
> 100,000	42.4%	5,718,915	139,486	41
<100,000 and >75,000	24.5%	3,303,037	84,693	39
< 75,000 and >50,000	19.0%	2,558,136	62,394	41
<50,000	14.1%	1,898,001	24,649	77
Total	100.0%	13,478,089	68,071	198

(1)	Mortgage notes receivable, an investment in one unconsolidated joint venture and assets classified as held for sale are excluded.

(2)	On/Off Campus (% of Square Feet)

	2012		2011
	2Q	1Q	4Q	3Q	2Q	1Q
On/adjacent	77%	75%	74%	72%	70%	69%
Off (a)	23%	25%	26%	28%	30%	31%
	100%	100%	100%	100%	100%	100%

(a)	Approximately 43% of the off-campus buildings are anchored by a hospital system.

HEALTHCARE REALTY I 11	2Q I 2012 SUPPLEMENTAL INFORMATION

SCHEDULE 8
Lease and Occupancy Information
(dollars in thousands)
LEASE MATURITY SCHEDULE (1)

		Number of Leases
	Annualized Minimum Rents (2)	Multi- Tenant Properties	Single- Tenant Net Lease Properties	Percentage of Revenues	Total Sq. Ft.
2012	$22,777	272	1	9.2%	949,088
2013	40,235	326	6	16.3%	1,541,368
2014	43,201	387	4	17.5%	1,705,705
2015	25,920	244	—	10.5%	1,050,205
2016	24,175	198	5	9.8%	913,204
2017	21,591	116	5	8.8%	969,939
2018	13,965	99	—	5.7%	634,656
2019	7,883	41	1	3.2%	302,824
2020	8,991	34	—	3.7%	319,817
2021	9,116	41	4	3.7%	405,647
Thereafter	28,432	67	10	11.6%	1,246,102
DETAIL OF LEASE TYPE (EXCLUDES CIP AND UNCONSOLIDATED JOINT VENTURE)

Owned	Number of Properties	Investment	Square Feet
Multi-tenant	161	$2,181,349	11,205,393
Single-tenant Net Lease	36	537,940	2,176,263
Mortgages	6	118,059	—
	203	$2,837,348	13,381,656
AVERAGE TENANT SIZE

	Number of Leases
Square Footage	Multi-Tenant Properties (3)	Single-tenant Net Lease Properties
0 - 2,500	955	—
2,501 - 5,000	486	—
5,001 - 7,500	146	1
7,501 - 10,000	72	3
10,001 +	166	32
Total Leases	1,825	36

(1)	Mortgage notes receivable, construction in progress, an investment in one unconsolidated joint venture, corporate property and assets classified as held for sale are excluded.

(2)
Represents the annualized minimum rents on leases in-place, excluding the impact of potential lease renewals, future step-ups in rent, or sponsor support payments under financial support agreements and straight-line rent.

(3)	The average lease size in the multi-tenant properties is 4,330 square feet.

HEALTHCARE REALTY I 12	2Q I 2012 SUPPLEMENTAL INFORMATION

SCHEDULE 8 (CONTINUED)
Lease and Occupancy Information
(dollars in thousands)
WEIGHTED AVERAGE INCREASE IN LEASE RATES FOR MULTI-TENANT PROPERTIES (1) (2)

	2012		2011
	Q2	Q1	4Q	3Q	2Q	1Q
Contractual increases for in-place leases (“annual bumps”)	3.1%	3.3%	3.1%	3.2%	3.1%	3.1%
Newly executed leases (“cash leasing spreads”)	1.8%	1.8%	2.5%	2.3%	1.7%	1.7%
OCCUPANCY (1)

		2012		2011
Facility Type	Investment at 6/30/2012	Q2	Q1	4Q	3Q	2Q	1Q
Medical office/outpatient	$1,972,991	86%	86%	86%	86%	86%	86%
Inpatient	337,492	100%	100%	100%	100%	96%	96%
Other	29,312	76%	76%	76%	76%	76%	76%
Stabilized Occupancy (3) (4)	$2,339,795	87%	87%	87%	87%	87%	86%
Stabilization in Progress Occupancy (3) (4)	$379,494	33%	28%	21%	19%	17%	16%

(1)	Mortgage notes receivable, construction in progress, an investment in one unconsolidated joint venture, corporate property and assets classified as held for sale are excluded.

(2)	Represents historical rental rate increases and may not be indicative of future increases.

(3)
The stabilized occupancy assumes that properties under a Property Operating Agreement or Single-tenant Net Leases have 100% occupancy. The average underlying tenant occupancy of the six properties under Property Operating Agreements, as directed by the respective sponsor, was approximately 80%. The stabilized occupancy excludes the eleven development properties currently in stabilization. The properties in stabilization are currently 51% leased. The difference between occupied and leased reflects tenants that have signed leases but have not taken occupancy because of buildout to the suite.

(4)	The overall stabilized occupancy percentage may be affected from quarter to quarter when a property is re-categorized from “stabilization” to “stabilized”.

HEALTHCARE REALTY I 13	2Q I 2012 SUPPLEMENTAL INFORMATION

SCHEDULE 9
Same Store NOI
(dollars in thousands)
SAME STORE NOI (1) (2) (4)

							Sequential		Year-Over-Year
	Number of Properties	Investment at 6/30/2012	Occupancy at 6/30/2012	2Q 2012 NOI	1Q 2012 NOI	2Q 2011 NOI	NOI	Percentage Change	NOI	Percentage Change
Multi-tenant Properties	124	$1,491,892	87%	$29,595	$30,011	$28,608	$(416)	(1.4)%	$987	3.5%
Single-tenant Net Lease Properties (3)	35	522,956	100%	12,661	12,625	12,771	36	0.3%	(110)	(0.9)%
Total	159	$2,014,848	90%	$42,256	$42,636	$41,379	$(380)	(0.9)%	$877	2.1%

(1)	Mortgage notes receivable, construction in progress, an investment in one unconsolidated joint venture, corporate property and assets classified as held for sale are excluded.

(2)
In order to provide meaningful comparisons, same store NOI is adjusted for certain non-routine items and excludes properties that were recently acquired or disposed of, properties held for sale, and properties in stabilization or conversion.

(3)
Single-tenant net lease revenue includes adjustments for rent credits totaling $0.2 million for 2Q 2012 and $0.6 million for 1Q 2012 on three leases that were renewed in late 2011 that negatively impacted NOI. Excluding these adjustments for rent credits, the sequential NOI percentage change would have been 3.7% and (0.1%) and the year-over-year NOI percentage change would have been (2.5%) and 1.6% for Single-tenant Net Lease Properties and Total Properties, respectively.

(4)	Reconciliation of NOI:

	2Q 2012 NOI	1Q 2012 NOI	2Q 2011 NOI
Property operating revenue	$60,948	$58,965	$53,320
Single-tenant net lease revenue	12,833	12,260	13,459
Rental lease guaranty income (a)	1,185	1,243	1,824
Property operating expense	(29,457)	(28,576)	(27,773)
NOI	45,509	43,892	40,830
NOI not included in same store	(3,253)	(1,256)	549
Same store NOI	$42,256	$42,636	$41,379
(a) Other operating income reconciliation:
Rental lease guaranty income	$1,185	$1,243	$1,824
Interest income	100	142	136
Other	89	387	87
Total consolidated other operating income	$1,374	$1,772	$2,047

HEALTHCARE REALTY I 14	2Q I 2012 SUPPLEMENTAL INFORMATION

SCHEDULE 10
Components of Net Asset Value
(dollars in thousands)

Asset Type	Same Store 2Q 2012 NOI (2)	Adjustments (3)	Adjusted 2Q 2012 NOI	Annualized Adjusted 2Q 2012 NOI	% of Adjusted NOI
MOB / Outpatient	$33,332	$3,818	$37,150	$148,600	80.8%
Inpatient rehab	5,378	(84)	5,294	21,176	11.5%
Inpatient surgical	2,898	—	2,898	11,592	6.3%
Other	648	—	648	2,592	1.4%
Subtotal	$42,256	$3,734	$45,990	$183,960	100.0%
TOTAL SHARES OUTSTANDING (1)    78,003,422

+	ADD: DEVELOPMENT PROPERTIES AND MORTGAGES
	Construction in progress (4)	$34,180
	Stabilization in progress (4)	379,494
	Mortgage notes receivable (4)	118,059

	Subtotal	$531,733

+	ADD: OTHER ASSETS
	Assets held for sale (5)	$12,921
	Properties not in Same Store NOI (6)	93,698
	Cash and other assets (7)	62,171

	Subtotal	$168,790

—	SUBTRACT: DEBT
	Unsecured credit facility (8)	$216,000
	Senior notes (8)	964,737
	Mortgage notes payable (8)	222,941
	Other liabilities (9)	83,560

	Subtotal	$1,487,238

(1)	Total shares outstanding as of July 25, 2012.

(2)	See Schedule 9 for details on same store NOI.

(3)	Same store NOI is adjusted to reflect a full quarter of NOI from properties acquired during the prior five quarters and single-tenant net lease renewals.

(4)	Construction in progress, stabilization in progress, and mortgage notes receivable reflect gross book value.

(5)	Assets held for sale are excluded from same store NOI and reflect net book value.

(6)	Reflects net carrying amount of certain properties not included in same store NOI, which comprises 868,877 square feet and generated NOI of approximately $0.2 million for 2Q 2012.

(7)
Includes cash of $3.1 million and other assets of $59.0 million that are expected to generate future cash or NOI and assets that are currently causing non-cash reductions to NOI. Other assets include prepaid assets of $44.5 million, above-market intangible assets (net) of $13.0 million, equity investment in an unconsolidated joint venture of $1.3 million, and notes receivable (net) of $0.2 million. See Footnote 5 to the Condensed Consolidated Financial Statements of the Company’s Form 10-Q for a detail of other assets.

(8)	Outstanding principal balances as described in Footnote 4 to the Condensed Consolidated Financial Statements of the Company’s Form 10-Q.

(9)
Includes only liabilities that are expected to reduce future cash or NOI and that are currently producing non-cash benefits to NOI. Included are accounts payable and accrued liabilities of $57.8 million, liabilities of discontinued operations of $0.2 million, pension plan liability of $15.9 million, security deposits of $4.3 million, market-rate lease intangibles of $4.9 million, and deferred operating expense reimbursements of $0.5 million. Also, excludes deferred revenue of $27.0 million.

HEALTHCARE REALTY I 15	2Q I 2012 SUPPLEMENTAL INFORMATION